Exhibit 1.1

SEQUANS COMMUNICATIONS, S.A.

[    ] American Depositary Shares

Each Representing One Ordinary Share, Nominal Value €0.02 Per Share

UNDERWRITING AGREEMENT

Dated: [•], 2011

UNDERWRITING AGREEMENT

[•], 2011

UBS Securities LLC

Jefferies & Company, Inc.

as Representatives of the several Underwriters named in Schedule A hereto

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Ladies and Gentlemen:

Sequans Communications, S.A., a société anonyme incorporated in the French Republic (the “Company”), proposes to issue and sell [•] Ordinary Shares in the form of Firm ADSs (as defined below), and each person or entity (each, a “Selling Securityholder”) identified as a Selling Securityholder in Schedule C annexed hereto proposes to sell, to the underwriters named in Schedule A annexed hereto (the “Underwriters”), for whom you are acting as representatives, and the Underwriters agree to purchase an aggregate of [•] American Depositary Shares (the “Firm ADSs”), each representing one Ordinary Share (as defined below) of the Company, of which [•] Firm ADSs are to be issued and sold by the Company and purchased by the Underwriters and an aggregate of [•] Firm ADSs are to be sold by the Selling Securityholders (as defined below) and purchased by the Underwriters. The number of Firm ADSs to be sold by each Selling Securityholder is the number of Firm ADSs set forth opposite the name of such Selling Securityholder in Schedule C annexed hereto. In addition, solely for the purpose of covering over-allotments, the Company and the Selling Securityholders propose to grant to the Underwriters the option to purchase from the Company and the Selling Securityholders up to an additional [•] ADSs (the “Additional ADSs”), [of which up to [•] Additional ADSs are to be issued and sold by the Company and an aggregate of up to [•] Additional ADSs are to be sold by the Selling Securityholders]. The Firm ADSs and the Additional ADSs are hereinafter collectively sometimes referred to as the “Offered ADSs.” Each reference to the Firm ADSs, the Additional ADSs or the Offered ADSs herein, unless the context otherwise requires, also includes the Ordinary Shares (as defined below) underlying such ADSs. As used herein, “Ordinary Shares” means the ordinary shares, nominal value €0.02 per share, of the Company, “ADS” means an American Depositary Share representing one such Ordinary Share, “ADR” means an American Depositary Receipt evidencing the ADSs and “Representatives” means UBS Securities LLC and Jefferies & Company, Inc.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-1 (File No. 333-173001) under the Act, including a prospectus, relating to the Ordinary Shares and a registration statement on Form F-6 (No. 333-173002) (as defined below) relating to the Offered ADSs.

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement on Form F-1, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof, (ii) any information contained in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Ordinary Shares pursuant to Rule 462(b) under the Act.

The Offered ADSs will be delivered by the Depositary (as defined below), against deposit of the underlying Ordinary Shares, pursuant to the Deposit Agreement dated as of [•], 2011 (the “Deposit Agreement”) among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and the owners and holders from time to time of the ADSs issued thereunder.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Offered ADSs, copies of one or more preliminary prospectuses relating to the Offered ADSs. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means each such preliminary prospectus, in the form so furnished.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Offered ADSs, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Offered ADSs.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Act), if any, related to the offering of the Offered ADSs contemplated hereby that is a “written communication” (as defined in Rule 405 under the Act) (each such road show, an “Electronic Road Show”). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Offered ADSs by means of any “free writing prospectus” (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

“Covered Free Writing Prospectuses,” as used herein, means (i) each “issuer free writing prospectus” (as defined in Rule 433(h)(1) under the Act), if any, relating to the Offered ADSs, which is not a Permitted Free Writing Prospectus and (ii) each Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means any Preliminary Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

The Company, each of the Selling Securityholders and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell Ordinary Shares in the form of Firm ADSs, and each of the Selling Securityholders agrees to sell, in each case severally and not jointly, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 11 hereof, in each case at a purchase price of $[            ] per Firm ADS. The Company and the Selling Securityholders are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm ADSs as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm ADSs upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Company and the Selling Securityholders, in each case severally and not jointly, hereby grant to the several Underwriters the option (the “Over-Allotment Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company Ordinary Shares in the form of Firm ADSs and the Selling Securityholders Firm ADSs, ratably in accordance with the number of Firm ADSs to be purchased by each of them, all or a portion of the Additional ADSs as may be necessary to cover over-allotments made in connection with the offering of the Firm ADSs, at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Securityholders for the Firm ADSs. The Over-Allotment Option may be exercised by the Representatives on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling Securityholders. Such notice shall set forth the aggregate number of Additional ADSs as to which the Over-Allotment Option is being exercised and the date and time when the Additional ADSs are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional ADSs to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Firm ADSs set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm ADSs (subject, in each case, to such adjustment as the Representatives may determine to eliminate fractional ADSs), subject to adjustment in accordance with Section 11 hereof. [Upon any exercise of the Over-Allotment Option, the number of Additional ADSs to be purchased from the Company shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as [# of company Additional ADSs] bears to [# of Additional ADSs], and the number of Additional ADSs to be purchased from each Selling Securityholder shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Additional ADSs set forth opposite the name of such Selling Securityholder in Schedule C annexed hereto bears to [# of Additional ADSs], subject, in each case, to such adjustment as the Representatives may determine solely to eliminate fractional ADSs.] [To be updated depending on over-allotment allocation.]

Pursuant to powers of attorney (the “Powers of Attorney”) granted by each Selling Securityholder (which Powers of Attorney shall be satisfactory to the Representatives), [            ] and [            ] shall act as representatives of the Selling Securityholders. Each of the foregoing representatives (collectively, the “Representatives of the Selling Securityholders”) is authorized, on behalf of each Selling Securityholder, among other things, to execute any documents necessary or desirable in connection with the sale of the Offered ADSs to be sold hereunder by such Selling Securityholder, to make delivery of the certificates of such Offered ADSs, to receive the proceeds of the sale of such Offered ADSs, to give receipts for such proceeds, to pay therefrom the expenses to be borne by such Selling Securityholder in connection with the sale and public offering of the Offered ADSs, to distribute the balance of such proceeds to such Selling Securityholder, to receive notices on behalf of such Selling Securityholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

2. Payment and Delivery. Payment of the purchase price for the Firm ADSs shall be made to the Company and to the Representatives of the Selling Securityholders by Federal Funds wire transfer against delivery of the certificates for the Firm ADSs to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [closing date] (unless another time shall be agreed to by you and the Company and any Representative of the Selling Securityholders or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm ADSs shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional ADSs shall be made at the additional time of purchase in the same manner and at the same office and time of day as the payment for the Firm ADSs. Electronic transfer of the Additional ADSs shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Offered ADSs shall be made at the offices of Jones Day at 1755 Embarcadero Road, Palo Alto, CA 94303 at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm ADSs or the Additional ADSs, as the case may be.

3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

(a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of the Offered ADSs pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Offered ADSs; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Exchange Act Registration Statement has become effective as provided in Section 12 of the Exchange Act;

(b) the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form F-1 in connection with the offering and sale of the Offered ADSs as contemplated hereby have been satisfied; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Preliminary Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the Commission, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

(c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Offered ADSs or Ordinary Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the Preliminary Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Preliminary Prospectus that contains a price range or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Preliminary Prospectus dated [                    ] is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Offered ADSs, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Offered ADSs contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Offered ADSs contemplated hereby is solely the property of the Company; the Company has caused there to be made available at least one version of a “bona fide electronic road show” (as defined in Rule 433 under the Act) in a manner that, pursuant to Rule 433(d)(8)(ii) under the Act, causes the Company not to be required, pursuant to Rule 433(d) under the Act, to file, with the Commission, any Electronic Road Show;

(d) a registration statement on Form 8-A (No. 1-[            ]) relating to the registration of the Ordinary Shares and the Offered ADSs has been filed with the Commission, has been declared effective under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) and the Ordinary Shares and the Offered ADSs have been duly registered under the Exchange Act pursuant to such registration statement. The various parts of such registration statement on Form 8-A for the registration of the Ordinary Shares and the Offered ADSs, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, are hereinafter called the “Exchange Act Registration Statement”; no stop order of the Commission preventing or suspending the effectiveness of the Exchange Act Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Exchange Act Registration Statement, when it became effective and on the date of this Agreement, complied and complies, in all material respects, with the applicable requirements of the Act, and did not, when it became effective, does not and, as of the time of purchase and any additional time of purchase, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(e) a registration statement on Form F-6 (No. 333-173002) relating to the Offered ADSs has been filed with the Commission (such registration statement, including all exhibits thereto, as amended at the time of effectiveness of such registration statement for purposes of Section 11 of the Act, as such section applies to the respective Underwriters, being hereinafter referred to as the “F-6 Registration Statement”); the F-6 Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the effectiveness of the F-6 Registration Statement has been issued and, to the Company’s knowledge after reasonable inquiry, no proceedings for such purpose have been instituted or are contemplated by the Commission; the F-6 Registration Statement complied as of such effective time, complies and will comply, at the time of purchase and any additional time of purchase, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects, with the applicable requirements of the Act, and did not, as of such effective time, does not and will not, at the time of purchase and any additional time of purchase, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(f) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the

Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of Share Capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectuses and the Prospectus entitled “Capitalization” and “Description of Share Capital” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of Ordinary Shares upon exercise of options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus); all of the issued and outstanding share capital, including the Ordinary Shares, of the Company have been duly authorized and validly issued and are fully paid, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; prior to the time of purchase, all outstanding shares of Category A, B, C, D and E preference shares, nominal value €0.02 per share, of the Company shall convert into shares of Ordinary Shares in the manner described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; prior to the date hereof, the Company has duly effected and completed a [2-for-1] reverse stock split of the Ordinary Shares in the manner described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and the Amended and Restated Bylaws (statuts) of the Company, in the form filed as an exhibit to the Registration Statement, have been heretofore duly authorized and approved in accordance with the laws of France and shall become effective and in full force and effect at or before the time of purchase; the Offered ADSs are duly listed, and admitted and authorized for trading, subject to official notice of issuance and evidence of satisfactory distribution, on the NYSE;

(g) the Company has been duly incorporated and is validly existing as a société anonyme in good standing incorporated in the French Republic and registered with the Registry of Commerce and Companies of [    ] under number [    ], with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and to issue, sell and deliver the Offered ADSs as contemplated herein; the members of its Board of Directors and Chairman have been validly appointed and hold their respective offices in accordance with applicable law;

(h) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, either (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated hereby or by the Deposit Agreement or (iii) prevent the Offered ADSs from being accepted for listing on, or result in the delisting of the Offered ADSs from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

(i) the Company has no subsidiaries (as defined under the Act) other than as set forth on Schedule D (collectively, the “Subsidiaries”); except as set forth in Schedule D, the Company owns all of the issued and outstanding capital stock of each of the Subsidiaries (except, in the case of any foreign subsidiary, for directors’ qualifying shares); other than the capital stock of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the statuts of the Company and of the charters and the bylaws of each Subsidiary and all amendments thereto have been delivered to you, and, except as set forth in the exhibits to the Registration Statement, no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

(j) the Ordinary Shares in the form of the Offered ADSs to be sold by the Company pursuant hereto have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Ordinary Shares in the form of the Offered ADSs to be sold by the Company pursuant hereto, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the laws of France or the Company’s statuts or any agreement or other instrument to which the Company is a party; the Ordinary Shares underlying the Offered ADSs to be sold by the Selling Securityholders pursuant hereto have been duly and validly authorized and issued and are, and after they are delivered against payment therefor as provided herein will be, fully paid and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Ordinary Shares underlying the Offered ADSs to be sold by the Selling Securityholders pursuant hereto are, and after they are delivered against payment therefor as provided herein will be, free of any restriction upon the voting or transfer thereof pursuant to the Company’s statuts or any agreement or other instrument to which the Company is a party;

(k) the share capital of the Company, including the Ordinary Shares underlying the Offered ADSs, conforms in all material respects to each description thereof, if any, contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the certificates for the Offered ADSs are in due and proper form;

(l) the Registration Statement, the Preliminary Prospectuses, the Prospectus, the Permitted Free Writing Prospectuses, if any, the F-6 Registration Statement, the Exchange Act Registration Statement and the amendments, if any, to the foregoing, and the filing of the Registration Statement, Preliminary Prospectuses, the Prospectus, the Permitted Free Writing Prospectuses, if any, the F-6 Registration Statement, the Exchange Act Registration Statement and the amendments, if any, to the foregoing with the Commission have each been duly authorized by and on behalf of the Company, and the Registration Statement, the F-6 Registration Statement and the Exchange Act Registration Statement have each been duly executed pursuant to such authorization by and on behalf of the Company;

(m) this Agreement has been duly authorized, executed and delivered by the Company;

(n) the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon due issuance by the Depositary of the Offered ADSs against the deposit of the underlying Ordinary Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names such ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement; the Deposit Agreement and the ADSs conform in all material respects to each description thereof contained in the Registration Statement, the Preliminary Prospectuses and the Prospectus; upon the sale and delivery to the Underwriters of the Offered ADSs, and payment therefor, pursuant to this Agreement, the Underwriters will acquire good, marketable and valid title to such Offered ADSs, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind; and the ADRs evidencing the Offered ADSs are in due and proper form;

(o) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its statuts, or bylaws, as the case may be, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to it or any of its properties, except in the case of clauses (B), (C), (D) and (E) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(p) the execution, delivery and performance of this Agreement, the issuance and sale of the Ordinary Shares underlying the Offered ADSs to be sold by the Company pursuant hereto, the sale of the Offered ADSs to be sold by the Selling Securityholders pursuant hereto and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the statuts of the Company or the charter or bylaws of any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties, except in the case of clauses (B), (C), (D) and (E) above, for any such default or violation that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(q) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the Securityholders of the Company) is required in connection with the issuance and deposit of the underlying Ordinary Shares to be deposited with the Depositary in accordance with the provisions of the Deposit Agreement, and the issuance and sale of the Offered ADSs to be sold by the Company pursuant hereto or the consummation by the Company of the transactions contemplated hereby, other than (i) registration of the Offered ADSs under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) with respect to listing the Ordinary Shares and the Offered ADSs on the NYSE, receipt of notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs are being offered by the Underwriters (iv) under the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), (v) the filing of an amended charter or statuts, as the case may be, and related corporate documentation evidencing such amendments with appropriate authorities or (vi) those that have already been obtained;

(r) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Ordinary Shares, ADSs or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares, ADSs or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offered ADSs; no person has the right, contractual or otherwise, to cause the Company to register under the Act any Ordinary Shares, ADSs or other equity interests in the Company, or to include any such Ordinary Shares, ADSs or interests in the Registration Statement or the offering contemplated thereby;

(s) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct their respective businesses; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(t) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

(u) Ernst & Young Audit, whose report on the consolidated financial statements of the Company and the Subsidiaries is included in the Registration Statement, the Preliminary Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

(v) the financial statements included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in Securityholders’ equity of the Company and the Subsidiaries for the periods specified in each case on the basis stated therein and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with International Financial Reporting Standards applied on a consistent basis during the periods involved; the other financial data contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented in all material respects and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, any Preliminary Prospectus or the Prospectus that are not included as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; [the information contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses with respect to the reconciliation of the financial statements to U.S. generally accepted accounting principles is accurately and fairly presented]; and all disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

(w) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, each stock option or similar instrument, including the Bons de souscription de parts de Créateurs d’Entreprise (“BSPCE”), granted under any stock option or similar plan of the Company or any Subsidiary (each, a “Stock Plan”) was granted with a per share exercise price no less than the fair market value per Ordinary Share on the grant date of such option, and no such grant involved any “back-dating,” “forward-dating” or similar practice with respect to the effective date of such grant; except as would not, individually or in the aggregate, have a Material Adverse Effect, each such option (i) was granted in compliance with applicable law and with the applicable Share Plan(s), (ii) was duly approved or ratified by the board of directors (or a duly authorized committee thereof) of the Company or such Subsidiary, as applicable, and (iii) has been properly accounted for in the Company’s financial statements in accordance with International Financial Reporting Standards;

(x) subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the share capital or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the share capital of the Company or any Subsidiary;

(y) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of (i) each of its directors and “officers” (within the meaning of Rule 16a-1(f) under the Exchange Act), and (ii) [holders representing more than     % of the outstanding] Ordinary Shares or any security convertible into or exercisable or exchangeable for Ordinary Shares or any warrant or other right to acquire Ordinary Shares or any such security [to be updated at pricing];

(z) neither the Company nor any Subsidiary is, and at no time during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs will either of them be, and, after giving effect to the offering and sale of the Offered ADSs and the application of the proceeds thereof, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940;

(aa) the Company was not a “passive foreign investment company” (“PFIC”) as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2010 and, based on certain estimates of the Company’s gross income and the value of its assets, the intended use of proceeds from the offering and sale of the Offered ADS and the nature of the Company’s business, the Company does not expect to be classified as a PFIC for the taxable year ending December 31, 2011;

(bb) the Company was not a “controlled foreign corporation” (“CFC”) as defined in the U.S. Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2010 and, based on the Company’s expectations with respect to its shareholders, the Company does not expect to be classified as a CFC for the taxable year ending December 31, 2011;

(cc) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; all the property described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, subsisting and enforceable leases;

(dd) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of their respective businesses as currently conducted or as proposed to be conducted (including the commercialization of products or services described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as under development), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, “Intellectual Property”); except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus, (i) there are no third parties who have or, to the Company’s knowledge, will be able to establish rights to any Intellectual Property, except for, and to the extent of, the ownership rights of the owners of the Intellectual Property which the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus disclose is licensed to the Company; (ii) to the Company’s knowledge after reasonable inquiry, there is no infringement by third parties of any Intellectual Property; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any Intellectual Property, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any Subsidiary infringes or otherwise violates (or would, upon the commercialization of any product or service described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and

the Permitted Free Writing Prospectuses, if any, as under development, infringe or violate) any patent, trademark, tradename, service name, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any facts which could form a reasonable basis for any such action, suit, proceeding or claim; (vi) the Company and the Subsidiaries have complied with the terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any Subsidiary, and all such agreements are in full force and effect; (vii) there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property or that challenges the validity, enforceability or scope of any of the Intellectual Property; (viii) to the Company’s knowledge after reasonable inquiry, there is no prior art that may render any patent application within the Intellectual Property unpatentable that has not been disclosed to the U.S. Patent and Trademark Office; and (ix) the product candidates described in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as under development by the Company or any Subsidiary fall within the scope of the claims of one or more patents owned by, or exclusively licensed to, the Company or any Subsidiary;

(ee) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no discrimination complaint or unfair labor practice complaint pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries before the Haute Autorité de Lutte contre les Discriminations et pour l’Egalité (“HALDE”) or the National Labor Relations Board, respectively, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company’s knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company’s knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company’s knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (iii) there has been no violation of any federal, state, local or foreign law or collective bargaining agreement relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or retirement benefits, or any provision of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

(ff) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim, (iii) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

(gg) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed, or have properly and timely requested extensions thereof, and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

(hh) the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any Subsidiary has reason to believe that it will not be able to (i) renew any such insurance as and when such insurance expires or (ii) obtain comparable coverage as may be reasonably necessary or appropriate to conduct its business as the Registration Statement, the Preliminary Prospectus or the Prospectus describes is currently being conducted or is expected to be conducted;

(ii) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, or that is otherwise material to the Company’s business, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(jj) except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectus and the Prospectus, the Company makes and keeps books, records and accounts, and maintains a system of internal accounting controls, in compliance with the requirements of the Exchange Act (including, without limitation, Section 13(b)(2) thereunder) that apply to issuers that have a class of securities registered pursuant to Section 12 thereunder, the Company maintains “internal control over financial reporting” (as such term is defined in Rule 13a-15(f) under the Exchange Act that complies with the requirements of the Exchange Act that are applicable to an issuer that has a class of securities registered under Section 12 of the Exchange Act; and after reasonable inquiry, the Company is not aware of, and the Company’s independent registered public accountants have not identified to the Company, any “significant deficiencies” or “material weaknesses” (as such terms are defined in Rule 1-02(a)(4) of Regulation S-X under the Act) in the Company’s internal control over financial reporting;

(kk) the Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act that are applicable to an issuer that has a class of securities registered under Section 12 of the Exchange Act;

(ll) neither the Company’s independent registered public accountants or the Audit Committee of the Board of Directors of the Company have been advised of any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and the Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations promulgated thereunder;

(mm) each “forward-looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

(nn) all statistical or market-related data included in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(oo) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”);

and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

(pp) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently the subject of any inquiry conducted by, or declaration issued by, TRACFIN or the Office central pour la répression de la grande délinquance financière (“OCRGDF”) and the Company will not directly or indirectly use the proceeds of the offering of the Offered ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently the subject of any inquiry conducted by or declaration issued by TRACFIN or the OCRGDF;

(qq) the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

(rr) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Offered ADSs contemplated hereby, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

(ss) subject to any prohibitions or restrictions under any applicable corporate or other similar laws, no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

(tt) the issuance and sale of the Offered ADSs to be sold by the Company and the sale of the Offered ADSs to be sold by the Selling Securityholders as contemplated hereby will not cause any holder of any Ordinary Shares, securities convertible into or exchangeable or exercisable for Ordinary Shares or options, warrants or other rights to purchase Ordinary Shares or any other securities of the Company to have any right to acquire any shares or ADSs of the Company;

(uu) except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus; and except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

(vv) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs;

(ww) to the Company’s knowledge, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Preliminary Prospectuses and the Prospectus; and

(xx) the Company is a “foreign private issuer” within the meaning of Rule 405 under the Act.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to any Underwriter or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Selling Securityholders. Each Selling Securityholder, severally and not jointly with the other Selling Securityholders, represents and warrants to and agrees with each of the Underwriters that:

(a) such Selling Securityholder has not, prior to the execution of this Agreement, offered or sold any Offered ADSs or Ordinary Shares by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the then most recent Preliminary Prospectus;

(b) the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated

therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of any Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to each Selling Securityholder, the representations and warranties contained in this Section 4(b) shall be limited to statements or omissions made in reliance upon information relating to such Selling Securityholder furnished to the Company in writing by such Selling Securityholder expressly for use in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus;

(c) neither the execution, delivery and performance of this Agreement or the Custody Agreement or Power of Attorney to which such Selling Securityholder is a party nor the sale by such Selling Securityholder of the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement nor the consummation of the transactions contemplated hereby or thereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) if such Selling Securityholder is not an individual, the charter or bylaws or other organizational instruments of such Selling Securityholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which such Selling Securityholder is a party or by which such Selling Securityholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule (with respect only to laws, regulations and rules of the United States, the French Republic and the country of domicile of each Selling Securityholder), (iv) or any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE) in the United States, the French Republic or the country of domicile of such Selling Securityholder, or (v) any decree, judgment or order applicable to such Selling

Securityholder or any of its properties, except in the cases of clauses (ii), (iii), (iv) and (v), as would not individually or in the aggregate affect such Selling Securityholders ability to consummate the transactions herein contemplated;

(d) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), is required in connection with the deposit of its respective Ordinary Shares with the Depositary or the sale of the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement or the consummation by such Selling Securityholder of the transactions contemplated hereby or by the Custody Agreement or Power of Attorney to which such Selling Securityholder is a party other than (i) registration of the Offered ADSs under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) with respect to listing the Ordinary Shares and the Offered ADSs on the NYSE, receipt of notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offered ADSs are being offered by the Underwriters, (iv) under the Conduct Rules of FINRA, (v) the filing of an amended charter or statuts, as the case may be, and related corporate documentation evidencing such amendments with appropriate authorities or (vi) those that have already been obtained;

(e) neither such Selling Securityholder nor any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs;

(f) except as disclosed in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, there are no affiliations or associations between any member of FINRA and each Selling Securityholder and none of the proceeds received by such Selling Securityholder from the sale of the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement will be paid to a member of FINRA or any affiliate of (or person “associated with,” as such terms are used in the Bylaws of FINRA) such member;

(g) such Selling Securityholder now is and, at the time of delivery of such Offered ADSs (whether the time of purchase or any additional time of purchase, as the case may be), will be the lawful owner of the number of Offered ADSs (and Ordinary Shares underlying such Offered ADSs) to be sold by such Selling Securityholder pursuant to this Agreement and has and, at the time of delivery of such Offered ADSs, will have valid and marketable title to such Offered ADSs, and upon delivery of and payment for such Offered ADSs (whether at the time of purchase or any additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Offered ADSs free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

(h) such Selling Securityholder has and, at the time of delivery of the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Act and state securities or blue sky laws), to (i) enter into the Custody Agreement (as defined below) and to execute a Power of Attorney, (ii) sell, assign, transfer and deliver the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement in the manner provided in this Agreement and (iii) make the representations, warranties and agreements made by such Selling Securityholder herein;

(i) this Agreement and the custody agreement (the “Custody Agreement”), dated [•], between [            ], as custodian (the “Custodian”), and such Selling Securityholder and the Power of Attorney to which such Selling Securityholder is a party have each been duly executed and delivered by (or, in the case of this Agreement, on behalf of) such Selling Securityholder, and the Power of Attorney and Custody Agreement is each a legal, valid and binding agreement of such Selling Securityholder enforceable in accordance with its terms;

(j) such Selling Securityholder has duly and irrevocably authorized each of the Representatives of the Selling Securityholders (whether acting alone or together), on behalf of such Selling Securityholder, to execute and deliver this Agreement and any other documents necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement and receive payment therefor pursuant hereto;

(k) the sale of the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement is not prompted by any information concerning the Company or any Subsidiary which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus;

(l) at the time of purchase and each additional time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the sale and transfer of the Offered ADSs to be sold by such Selling Securityholder to the several Underwriters hereunder will be fully paid or provided for by such Selling Securityholder, and all laws imposing such taxes will be fully complied with; and

(m) pursuant to the Custody Agreement to which such Selling Securityholder is a party, certificates in negotiable form or shares in book-entry form for the Offered ADSs to be sold by such Selling Securityholder pursuant to this Agreement have been placed in custody for the purpose of making delivery of such Offered ADSs in accordance with this Agreement; such Selling Securityholder agrees that (i) such Offered ADSs represented by such certificates or shares in book-entry form are for the benefit of, and coupled with and subject to the interest of, the Custodian, the Representatives of the Selling Securityholders, the Underwriters and the Company, (ii)

the arrangements made by such Selling Securityholder for custody and for the appointment of the Custodian and the Representatives of the Selling Securityholders by such Selling Securityholder are irrevocable, and (iii) the obligations of such Selling Securityholder hereunder shall not be terminated by operation of law, whether by the death, disability or incapacity of such Selling Securityholder (or, if such Selling Securityholder is not an individual, the liquidation, dissolution, merger or consolidation of such Selling Securityholder) or the occurrence of any other event (each, an “Event”); if an Event occurs before the delivery of the Offered ADSs hereunder, certificates or book-entry shares representing the Offered ADSs shall be delivered by the Custodian in accordance with the terms and conditions of the Power of Attorney to which such Selling Securityholder is a party, the Custody Agreement to which such Selling Securityholder is a party and this Agreement, and actions taken by the Custodian and the Representatives of the Selling Securityholders pursuant to such Power or Attorney or such Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not the Custodian or the Representatives of the Selling Securityholders, or either of them, shall have received notice thereof.

In addition, any certificate signed by any Selling Securityholder or by any Representative of the Selling Securityholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offered ADSs shall be deemed to be a representation and warranty by such Selling Securityholder, as to matters covered thereby, to each Underwriter.

5. Certain Covenants of the Company. The Company hereby agrees:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Offered ADSs for offering and sale under the securities or blue sky laws of such states, countries or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Offered ADSs; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Offered ADSs); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered ADSs for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Offered ADSs, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Offered ADSs may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

(d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Exchange Act Registration Statement, any Preliminary Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

(e) subject to Section 5(d) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

(f) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

(g) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than [•], 2011;

(h) to furnish to you three copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

(i) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 9(k) hereof;

(j) to apply the net proceeds from the sale of the Offered ADSs in the manner set forth under the caption “Use of Proceeds” in the Prospectus and to file such reports with the Commission with respect to the sale of the Offered ADSs and the application of the proceeds therefrom as may be required by Rule 463 under the Act;

(k) to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

(l) beginning on the date hereof and ending on, and including, the date that is 180 days after the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of UBS and Jefferies, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Ordinary Shares, ADSs or any other securities of the Company that are substantially similar to Ordinary Shares, ADSs or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Ordinary Shares, ADSs or any other securities of the Company that are substantially similar to Ordinary Shares, ADSs or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Ordinary Shares, ADSs or any other securities of the Company that are substantially similar to Ordinary Shares, ADSs or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Ordinary Shares, ADSs or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Offered ADSs as contemplated by this Agreement, (B) issuances of Ordinary Shares and delivery of ADSs upon the exercise of stock options or warrants granted under the Company’s stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus, (C) the grant or issuance stock options or warrants to employees, consultants or directors in the ordinary course of business under the Company’s stock option plans described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus and the Prospectus and (D) the issuance of Ordinary Shares and the delivery of ADSs by the Company as consideration in connection with an acquisition of a business or line of business, joint ventures, commercial relationships or other strategic transactions, in each case reasonably related to the business conducted by the Company as described in the Prospectus, from a third party that is not an affiliate (within the meaning of Rule 405 under the Act) of the Company; provided that issuances pursuant to clause (D) will not exceed 10% of the Ordinary Shares post-IPO and recipients of securities pursuant to clause (B), (C) or (D) agree to be bound by the terms of the Lock-Up Agreement set forth as Exhibit A hereto; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(l) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

(m) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Offered ADSs, without your prior consent, which shall not be unreasonably withheld;

(n) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Ordinary Shares or ADSs by means of any “prospectus”

(within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the Prospectus;

(o) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs;

(p) to use its best efforts to cause the Ordinary Shares and the Offered ADSs to be listed on the NYSE and to maintain such listing on the NYSE;

(q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Ordinary Shares;

(r) to indemnify and hold harmless the Underwriters against any documentary, stamp or similar issue tax, including any interest and penalties, on the creation, issue and sale of the Offered ADSs and on the execution, delivery and performance of this Agreement; to make all payments to be made by the Company hereunder without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges, in which event, to pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made;

(s) [upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, trade names, service marks and corporate logo for use on the website, if any, operated by such Underwriter solely for the purpose of facilitating the on-line offering of the Offered ADSs (the “License”); provided, however, that the License is granted without any fee and may not be assigned or transferred to any person other than affiliates of such Underwriter][to be included if on-line marketing is contemplated]; and

(t) to comply with the Sarbanes-Oxley Act, to the extent applicable, and to use its best efforts to cause the Company’s directors and officers, in their capacities as such, to comply with the Sarbanes-Oxley Act, to the extent applicable.

6. Certain Covenants of the Selling Securityholders. Each Selling Securityholder hereby agrees:

(a) not, at any time at or after the execution of this Agreement, to offer or sell any Offered ADSs (including Ordinary Shares underlying Offered ADSs) by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Offered ADSs, in each case other than the Prospectus;

(b) not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered ADSs;

(c) to pay or cause to be paid all taxes, if any, on the transfer and sale of the Offered ADSs being sold by such Selling Securityholder;

(d) to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offered ADSs, (i) if such Selling Securityholder becomes aware of any material change in the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries taken as a whole, (ii) of any change in information in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, relating to such Selling Securityholder or (iii) any new material information relating to the Company or relating to any matter stated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, which comes to the attention of such Selling Securityholder; and

(e) prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Power of Attorney, Custody Agreement and a Lock-Up Agreement.

7. Covenant to Pay Costs. The Company agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Offered ADSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Offered ADSs to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, the Deposit Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and Custody Agreements and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Offered ADSs for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Ordinary Shares and Offered ADSs on any securities exchange or qualification of the Offered ADSs for listing on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Offered ADSs by FINRA, including the legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vii) the fees and disbursements of any transfer agent or registrar for the Offered ADSs, (viii) the fees and expenses of the Depositary and its counsel, (ix) the costs and expenses of the Company and the Selling Securityholders relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Offered ADSs to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company or by the Selling Securityholders and any such consultants, and 50% of the cost of any aircraft chartered in connection with the road show, (x) the costs and expenses of qualifying the Offered ADSs for inclusion in the book-entry settlement system of the DTC, (xi) the preparation and filing of the Exchange Act Registration Statement, including any amendments thereto, and (xii) the performance of the Company’s and such Selling Securityholder’s other obligations hereunder. The maximum reimbursable expenses payable by the Company to the Underwriters pursuant to this Section 7 is $300,000. It is understood, however, that except as provided in this Section 7 or Section 8 or Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on the resale of any shares owned by them and all travel, lodging and other expenses of the Underwriters or any of their employees incurred by them in connection with the road show, including 50% of the cost of any aircraft chartered in connection with the road show. The Underwriters have agreed to reimburse the Company for certain printing, road show and legal expenses related to the offering of the Offered ADSs in an amount equal to $[    ], or $[    ] if the Underwriters purchase all of the Additional ADSs; provided that such reimbursement amount will be adjusted proportionately if the Underwriters purchase only a portion of the Additional ADSs. [Such reimbursement amount, which will depend on the size of the offering, shall not exceed $1,000,000 and will be no less than $700,000.]

8. Reimbursement of the Underwriters’ Expenses. If, after the execution and delivery of this Agreement, the Offered ADSs are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

9. Conditions of the Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and each Selling Securityholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each Selling Securityholder of each of their respective obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Orrick, Herrington & Sutcliffe LLP, U.S. counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit B hereto.

(b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Orrick, Herrington & Sutcliffe (Europe) LLP, French counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit C hereto.

(c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of [    ], special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit D-1 hereto.

(d) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of [    ], special counsel for the Company with respect to patents and proprietary rights, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit D-2 hereto.

(e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Emmet, Marvin & Martin, LLP, counsel for the Depositary, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit E hereto.

(f) The Company and the Depositary shall have executed and delivered the Deposit Agreement and the Deposit Agreement shall be in full force and effect and the Company and the Depositary shall have taken all action necessary to permit the deposit of the Ordinary Shares and the issuance of the Offered ADSs in accordance with the Deposit Agreement.

(g) The Depositary shall have furnished or caused to be furnished to you a certificate satisfactory to you of one of its authorized officers evidencing the deposit with the custodian of the Ordinary Shares against issuance of the ADRs evidencing the Offered ADSs, the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing the Offered ADSs pursuant to the Deposit Agreement and such other matters related thereto as you reasonably request.

(h) At or prior to the time of purchase, the Representatives shall have received United States Treasury Department Form W-9 or the applicable Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) properly completed and executed by each Selling Securityholder.

(i) At or prior to the time of purchase and, if applicable, at the additional time of purchase, the Offered ADSs shall be eligible for clearance and settlement through the facilities of the DTC.

(j) The Selling Securityholders shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, (i) an opinion of Whalen LLP, counsel for the

Selling Securityholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter, and in form and substance satisfactory to the Representatives, in the form set forth in Exhibit F hereto and (ii) opinions of local counsel for each of the Selling Securityholders addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each Underwriter in form and substance reasonably satisfactory to the Representatives.

(k) You shall have received from Ernst & Young Audit letters dated, respectively, the date of this Agreement, the date of the Prospectus, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each Underwriter) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(l) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Jones Day, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.

(m) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected as soon as reasonably practical in writing.

(n) The Registration Statement, the Exchange Act Registration Statement and any registration statement required to be filed, prior to the sale of the Offered ADSs, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act or the Exchange Act, as the case may be. If Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

(o) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Preliminary Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(p) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit G hereto.

(q) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit H hereto.

(r) The Selling Securityholders will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate signed by a Representative of the Selling Securityholders, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit I hereto.

(s) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(y) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

(t) GKL Corporate/Search, Inc. in the City of Sacramento shall have been appointed as agent for service of process as specified in Section 16 hereof.

(u) The Company and each Selling Securityholder shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(v) The Ordinary Shares and the Offered ADSs shall have been approved for listing on the NYSE, subject only to notice of issuance and evidence of satisfactory distribution at or prior to the time of purchase or the additional time of purchase, as the case may be.

(w) FINRA shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

(x) Each Selling Securityholder shall have delivered to you a duly executed Power of Attorney and a duly executed Custody Agreement, in each case in form and substance satisfactory to the Representatives.

10. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either U.S. federal or New York State authorities or French authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or in France; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or France or a declaration by the United States or France of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States, France or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Offered ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Act.

If the Representatives elect to terminate this Agreement as provided in this Section 10, the Company, the Selling Securityholders and each other Underwriter shall be notified promptly in writing.

If the sale to the Underwriters of the Offered ADSs, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or any Selling Securityholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Securityholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or any Selling Securityholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

In addition, if this Agreement is terminated for any reason, the Lock-Up Agreements shall be automatically terminated.

11. Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm ADSs to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm ADSs which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm ADSs, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm ADSs they are obligated to purchase pursuant to Section 1 hereof) the number of Firm ADSs agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm ADSs shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Firm ADSs shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm ADSs set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each Selling Securityholder each agree with the non-defaulting Underwriters that they will not sell any Firm ADSs hereunder unless all of the Firm ADSs are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm ADSs which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or any Selling Securityholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or to any Selling Securityholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

12. Indemnity and Contribution.

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and any “affiliate” (within the meaning of Rule 405 under the Act) of such Underwriter, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 12 being deemed to include any Preliminary Prospectus, the Prospectus and any amendments or supplements to the foregoing), in any Covered Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company, which “issuer information” is required to be, or is, filed with the Commission, or in any Prospectus together with any combination of one or more of the Covered Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or any Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(b) Each Selling Securityholder, severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), as such Registration Statement relates to such Selling Securityholder, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus, in any Permitted Free Writing Prospectus or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, in each case as such document(s) relate to such Selling Securityholder, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no Selling Securityholder shall be responsible, either pursuant to this Section 12(b) or contribution pursuant to Section 12(e) for losses, damages, expenses, liabilities or claims arising out of or based upon such untrue statement or omission or allegation thereof based upon information other than information relating to such Selling Securityholder furnished in writing by or on behalf of such Selling Securityholder expressly for use in the Registration Statement, Prospectus or any Permitted Free Writing Prospectus and, in any event, no Selling Securityholder shall be responsible in the aggregate, pursuant to this Section 12(b) and Section 12(e), for losses, damages, expenses, liabilities or claims for an amount in excess of the aggregate net proceeds received by such Selling Securityholder with respect to the Offered ADSs sold by such Selling Securityholder to the Underwriters pursuant hereto after deduction of underwriting commissions and discounts.

(c) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Securityholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, such Selling Securityholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration

Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

(d) If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, a Selling Securityholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b) or (c), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party (or, in the case such indemnifying party is a Selling Securityholder, by such Selling Securityholder or by a Representative of the Selling Securityholders) in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that[, except as provided in the second paragraph of Section 12(a),] such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent (or, in the case such indemnifying party is a Selling Securityholder, without the written consent of either such Selling Securityholder or a Representative of the Selling Securityholders) but, if settled with its written consent (or, in the case such indemnifying party is a Selling Securityholder, with the written consent of such Selling Securityholder or of a Representative of the Selling Securityholders), such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party (or, where such indemnifying party is a Selling Securityholder, requested such Selling Securityholder or any Representative of the Selling Securityholders) to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(d), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party (or, where such indemnifying party is a Selling Securityholder, receipt by such Selling Securityholder or by any Representative of the Selling Securityholders) of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party (or, where such indemnifying party is a Selling Securityholder, given such Selling Securityholder or any Representative of the Selling Securityholders) at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party (or, where such indemnified party is a Selling Securityholder, the prior written consent of such Selling Securityholder or of any Representative of the Selling Securityholders), effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

(e) If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other hand from the offering of the Offered ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Securityholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Securityholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Securityholders, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Offered ADSs. The relative fault of the

Company and the Selling Securityholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Securityholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding. No Selling Securityholder shall be responsible, in the aggregate pursuant to Section 12(b) and this Section 12(e), for losses, damages, expenses, liabilities or claims for an amount in excess of the aggregate net proceeds received by such Selling Securityholder with respect to the Offered ADSs sold by such Selling Securityholder to the Underwriters pursuant hereto after deduction of underwriting commissions and discounts.

(f) The Company, the Selling Securityholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (e) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered ADSs underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 are several in proportion to their respective underwriting commitments and not joint.

(g) The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Securityholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors, officers or members or any person (including each partner, officer, director or member of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Securityholders, their respective directors or officers or any person who controls the Company or any Selling Securityholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Offered ADSs to be sold by the Company pursuant hereto and the delivery of the Offered ADSs to be sold by the Selling Securityholders pursuant hereto. The Company, the Selling Securityholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or a Selling Securityholder, against any of their officers or directors in connection with the issuance and sale of the Offered ADSs, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

13. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the [ — ] and [ — ] paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 12 hereof.

14. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department; and Jefferies & Company, Inc., 520 Madison Avenue, New York, NY 10022, Attention: General Counsel, and if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at [19 Le Parvis de La Défense, La Défense Cedex, 92073, Paris France] (facsimile: [+33 1 70 72 16 09]), Attention: [ — ], and, if to any Selling Securityholder, shall be sufficient in all respects if delivered or sent to any Representative of the Selling Securityholders at [ — ] (facsimile: [ — ]), Attention: [ — ].

15. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

16. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such matters, and the Company and the Selling Securityholders each consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Securityholders each hereby irrevocably waive any objection to the venue of a proceeding in any such court and consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. The Company and each Selling Securityholder hereby irrevocably designates GKL Corporate/Search, Inc., 915 L Street, Suite 1250, Sacramento, California 95814 as agent upon whom process against the Company and any Selling Securityholder may be served. Each Underwriter and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its Securityholders and affiliates) and each Selling Securityholder each waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Securityholders each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Securityholder and may be enforced in any other courts to the jurisdiction of which the Company or any Selling Securityholder is or may be subject, by suit upon such judgment.

17. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Selling Securityholders and to the extent provided in Section 12 hereof the controlling persons, partners, directors, officers, members and affiliates referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

18. No Fiduciary Relationship. The Company and the Selling Securityholders each hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company and the Selling Securityholders each further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or any Selling Securityholder, their respective management, Securityholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or any Selling Securityholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Securityholders each hereby confirm their understanding and agreement to that effect. The Company, the Selling Securityholders and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or any Selling Securityholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or any Selling Securityholder. The Company, the Selling Securityholders and the Underwriters agree that the Underwriters are acting as principal and not the agent or fiduciary of the Company or any Selling Securityholder and no Underwriter has assumed, and none of them will assume, any advisory responsibility in favor of the Company or any Selling Securityholder with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Underwriter has advised or is currently advising the Company or any Selling Securityholder on other matters). The Company and the Selling Securityholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling Securityholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary, advisory or similar duty to the Company or any Selling Securityholder in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

19. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

20. Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and the Selling Securityholders and their successors and assigns and any successor or assign of any substantial portion of the Company’s, any Selling Securityholder’s and any of the Underwriters’ respective businesses and/or assets.

21. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and each Selling Securityholder, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (a) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (b) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. For the avoidance of doubt, with respect to any Selling Securityholder, the foregoing indemnity is applicable only to amounts owed under this Agreement by such Selling Securityholder. The foregoing indemnity shall constitute a separate and independent obligation of the Company and each Selling Securityholder and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

22. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Securityholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Securityholders, and the Underwriters, severally.

Very truly yours,

SEQUANS COMMUNICATIONS, S.A.

By:
Name:
Title:

THE SELLING SECURITYHOLDERS NAMED IN SCHEDULE C HERETO

By:	[REPRESENTATIVE], Attorney-in-Fact

By:
Name:
Title:

Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

UBS SECURITIES LLC
JEFFERIES & COMPANY, INC.

By:	UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

By:	JEFFERIES & COMPANY, INC.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm ADSs
UBS SECURITIES LLC	[	]
JEFFERIES & COMPANY, INC.	[	]
ROBERT W. BAIRD & COMPANY	[	]
NEEDHAM & COMPANY	[	]
NATIXIS	[	]

Total	[	]

SCHEDULE B

[            ]

SCHEDULE C

	Number of Firm ADSs		Number of Additional ADSs
Company	[# of Firm ADSs from Company]		[# of Company Additional ADSs]
Selling Securityholders
[ ]	[	]	[	]
[ ]	[	]	[	]
[ ]	[	]	[	]

Total	[# of Firm ADSs]		[# of Additional ADSs]

SCHEDULE D

[Subsidiaries of the Company]

EXHIBIT A

Form of Lock-Up Agreement

UBS Securities LLC

Jefferies & Company, Inc.

Together with the other Underwriters

named in Schedule A to the Underwriting Agreement

referred to herein

c/o UBS Securities LLC

299 Park Avenue

New York, New York 10171-0026

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by Sequans Communications, S.A., a société anonyme incorporated in the French Republic (the “Company”), the Selling Securityholders named therein and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of American Depositary Shares (the “ADSs”), representing ordinary shares of the Company, nominal value €0.02 per share (the “Ordinary Shares”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) beginning as of the Effective Date (as defined below) and ending on, and including, the date that is 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Jefferies & Company, Inc., (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”) with respect to, any ADSs, Ordinary Shares or any other securities of the Company that are substantially similar to ADSs or Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of ADSs or Ordinary Shares or any other securities of the Company that are substantially similar to ADSs or Ordinary Shares, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of ADSs and Ordinary Shares as contemplated by the Underwriting Agreement and the sale of the ADSs to the Underwriters (as defined in the Underwriting Agreement) in the

Offering, (b) ADSs or Ordinary Shares acquired in open market transactions after the completion of the Offering; provided that the undersigned is not a director or officer of the Company or a holder of 5% or more of the Company’s Ordinary Shares (including any Ordinary Shares represented by ADSs and any Ordinary Shares issuable upon conversion or exchange of other securities), (c) bona fide gifts, (d) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, (e) distributions to limited partners, members, investors (porteurs de parts d’un fonds commun de placement) or stockholders of the undersigned, or (f) transfers to an affiliate of the undersigned or to any investment fund or other entity controlled or managed by the undersigned; provided that in the case of any transfer or distribution pursuant to (c), (d), (e) or (f) each donee or distributee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this Lock-Up Agreement, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned and “affiliate” shall have the meaning ascribed thereto in Rule 12b-2 under the Exchange Act of 1934.

Notwithstanding anything herein to the contrary, the preceding paragraph shall not apply to the sale of Firm ADSs or Additional ADSs by any Selling Securityholder to the Underwriters pursuant to the Underwriting Agreement.

Nothing in this Lock-Up Agreement shall prevent the establishment by the undersigned of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c) under the Exchange Act; provided that it shall be a condition to the establishment of any such Plan that no sales of the Company’s securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period; and provided, further, such a Plan may only be established if no public announcement of the establishment or existence thereof, and no filing with the SEC or any other regulatory authority, shall be required or shall be made voluntarily by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Ordinary Shares, ADSs or securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Jefferies & Company, Inc., make any demand for, or exercise any right with respect to, the registration of Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, or warrants or other rights to purchase Ordinary Shares, ADSs or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

In addition, the undersigned hereby waives any and all preemptive rights, participation rights, resale rights, rights of first refusal and similar rights that the undersigned may have in connection with the Offering or with any issuance or sale by the Company of any equity or other securities before the Offering, except for any such rights as have been heretofore duly exercised.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or Ordinary Shares.

The undersigned hereby authorizes the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to the ADSs or Ordinary Shares or other securities subject to this Lock-Up Agreement of which the undersigned is the record holder, and, with respect the ADSs or Ordinary Shares or other securities subject to this Lock-Up Agreement of which the undersigned is the beneficial owner but not the record holder, the undersigned hereby agrees to cause such record holder to authorize the Company and its transfer agent, during the Lock-Up Period, to decline the transfer of or to note stop transfer restrictions on the stock register and other records relating to such ADSs, Ordinary Shares or other securities.

The undersigned will be released from the obligations of this Lock-Up Agreement in the event of a public tender offer to purchase all or substantially all of the Company’s equity securities or another publicly announced agreement to acquire all or substantially all of the Company’s equity securities, in each case in connection with an acquisition of the Company by a third party that is not an affiliate of the Company (each, an “Acquisition Agreement”), solely to the extent required to sell ADSs, Ordinary Shares or other securities subject to this Lock-Up Agreement in connection with such Acquisition Transaction. Such release will be effective as of a date mutually agreed upon by the Company, UBS Securities LLC and Jefferies & Company, Inc., which, in any event, will be no later than the closing of the transaction contemplated by the Acquisition Agreement.

This Lock-Up Agreement will become effective upon the effectiveness of the Underwriting Agreement (such day, the “Effective Date”).

*    *    *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

[Print Shareholder Name]

By:

Name:

Title:

EXHIBIT B

U.S. LAW OPINION OF ORRICK, HERRINGTON & SUTCLIFFE LLP

B-1

EXHIBIT C

FRENCH LAW OPINION OF ORRICK, HERRINGTON & SUTCLIFFE (EUROPE) LLP

C-1

EXHIBIT D-1

OPINION OF [NAME OF COMPANY PATENT COUNSEL]

D-1

EXHIBIT D-2

OPINION OF [NAME OF COMPANY PATENT COUNSEL]

D-2

EXHIBIT E

OPINION OF DEPOSITARY COUNSEL

E-1

EXHIBIT F

OPINION OF SELLING SECURITYHOLDERS’ COUNSEL

F-1

EXHIBIT G

OFFICERS’ CERTIFICATE

G-1

EXHIBIT H

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER

H-1

EXHIBIT I

CERTIFICATE OF A REPRESENTATIVE OF THE SELLING SECURITYHOLDERS

I-1